UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 28, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-Through Certificates, Series 2005-3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
745 Seventh Avenue, 7th Floor New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.1.

Filed herewith are certain materials (the “Computational  Materials”) furnished to the Registrant by Lehman Brothers Inc. (the “Underwriter”) in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-3, Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class I-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class AP, Class AX, Class PAX, Class B1, Class B2, Class B3 and Class R Certificates (the “Certificates”).  The Certificates are being offered pursuant to a Prospectus Supplement dated February 24, 2005, and the related Prospectus dated January 25, 2005 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-120575) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning each underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

1.  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

99.1     Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            STRUCTURED ASSET SECURITIES CORPORATION

                                                            By:      /s/ Ellen V. Kiernan

                                                            Name: Ellen V. Kiernan

                                                            Title:   Senior Vice President

Dated: February 28, 2005

EXHIBIT INDEX

Exhibit No.                                     Description                                               Page No.

99.1                                                Computational Materials                                 6

Exhibit 99.1              Computational Materials